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                                                                    EXHIBIT 10.3


                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

                       1993 DIRECTORS STOCK OPTION PLAN

                                Amended 6/15/99
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                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION
                       1993 DIRECTORS STOCK OPTION PLAN

     1.   Purpose.
          -------

          The purpose of the Community Trust Financial Services Corporation 1993 Directors Stock Option Plan (the "Plan") is to further the growth and development of Community Trust Financial Services Corporation (the "Company") and its subsidiaries (collectively the Company and its subsidiaries shall be referred to as the "Controlled Group"), by encouraging directors who are not otherwise employees of the Controlled Group to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan provide such persons with an added incentive to continue to serve as directors of the Controlled Group and will stimulate their efforts in promoting the growth, efficiency and profitability of the Controlled Group. The Company also intends that the Plan will afford the Controlled Group a means of attracting to service directors of outstanding quality. Unless otherwise specified, the term "Options" shall refer both to non-qualified stock options and to non-qualified Reload Options (as described in Section 5(l) hereof) granted in connection therewith."

     2.   Administration.
          --------------

          (a)  General Administration. The Plan shall be administered and
               ----------------------
interpreted by a committee appointed by the Company's Board of Directors (the "Committee"). Subject to the express provisions of the Plan, the Committee also shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the instruments by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

          (b)  Appointment. The Board of Directors shall appoint the Committee
               -----------
from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee shall be composed of two or more directors.

          (c)  Organization. The Committee may select one of its members as its
               ------------
chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

          (d)  Indemnification. In addition to such other rights of
               ---------------
indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by applicable law and/or the Bylaws of the Company relating to

                                      -2-
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indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

     3.   Stock.
          -----

          The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $2.50 par value common stock of the Company (the "Common Stock"). Subject to readjustment in accordance with the provisions of Section 6, the total number of shares of the Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 150,000 shares. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

     4.   Eligibility to Receive Options.
          ------------------------------

          The persons eligible to receive Options hereunder shall be (i) the directors of the Company who are not otherwise compensated employees of the Controlled Group and (ii) certain directors of certain subsidiaries of the Company selected by the Committee, in its sole discretion, and set forth on a schedule hereto, who are not otherwise compensated employees of the Controlled Group; provided, however, that a person who is a director of more than one corporation in the Controlled Group shall be eligible to receive Options hereunder only in his capacity as a director of one such corporation. The individuals eligible to receive Options hereunder shall be referred to individually as "Optionee" and collectively as "Optionees."

     5.   Terms and Conditions of Options.
          -------------------------------

          The Committee shall prepare a written agreement, executed and dated by the Company, evidencing the Option granted to an Optionee (the "Option Agreement") and setting forth the terms and conditions of such Option. The Committee shall present such Option Agreement to the Optionee and upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date the Option is granted as specified in subsection (a) hereof. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio. Option
                                                         -- ------
Agreements and the Options granted thereby shall comply with and be subject to the following terms and conditions:

          (a)  Optionee and Number of Shares.
               -----------------------------

               (i) Each of the directors of the Company who are eligible to participate in the Plan (as described in Section 4) on the date the shareholders of the Company approve the adoption of the Plan, shall receive, as of that date, an Option to purchase a total of (A) 1,000 shares of the Common Stock of the Company, plus (B) 1,000 shares of the Common Stock of the Company multiplied by the number of full, consecutive 12-month terms such Optionee has served as a director of the Company as of the Effective Date.

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               (ii)  Each other individual who becomes a director of the Company eligible to participate in the Plan (as described in Section 4) after the initial approval of the Plan by the shareholders of the Company, shall receive an Option to purchase 1,000 shares of the Common Stock of the Company as of the date such individual is elected a director of the Company.

               (iii) Effective as of each January 1 following the initial approval of the Plan, each director of the Company who is eligible to participate in the Plan (as described in Section 4) shall receive an Option to purchase an additional 1,000 shares of Common Stock of the Company.

               (iv) Each other individual who becomes a director of a subsidiary of the Company eligible to participate in the Plan (as described in Section 4) shall receive an option to purchase shares of the Common Stock of the Company at such times and in such amounts as determined by the Committee.

               (v) Notwithstanding anything herein to the contrary, no Optionee may be granted an option or options under the Plan to purchase more than a total of 15,000 shares of Common Stock of the Company.

               (vi) Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains.

               (vii) Subject to the limitation under Subsection (v) above, the Committee shall have the right at any time to grant an eligible director of the Company an Option to purchase additional shares of the Common Stock of the Company.

          (b)  Vesting.
               -------

               (i) Each Option shall first become exercisable (that is, vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow; provided, if Optionee ceases to be a director, his right to all future vesting shall cease immediately.

                     (A) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 33 percent of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                     (B) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 33 percent of the shares subject to such Option.

                     (C) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

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               (ii)  The Option Agreement and the Optionee's right as to vested stock options shall not impose upon the Company any obligation to retain the Optionee as a director for any period.

               (iii) Notwithstanding the above, all Options shall become immediately exercisable for 100 percent of the number of shares subject to the Options upon a Change in Control (as defined in Section 7 hereof).

          (c)  Option Price.
               ------------

               (i) The purchase price of the shares of Common Stock underlying each Option (the "Option Price") shall be the fair market value of the Common Stock on the date the Option is granted.

               (ii) If the Common Stock subject to the Plan is registered on a national securities exchange (as such term is defined by the Securities Exchange Act of 1934, as amended (the "1934 Act")) or is regularly traded in the over-the-counter market on the date of determination, the fair market value per share shall be the closing price of a share of the Common Stock on said national securities exchange or over-the-counter market on the date of grant of the option. If shares are publicly traded on a national securities exchange or the over-the-counter market but no shares of the Common Stock are traded on that date (or if records of such sales are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period both before and after such date, the fair market value shall be the average of the closing prices of the Common Stock on the nearest date before and the nearest date after the date of determination. If the Common Stock is traded both on a national securities exchange and in the over-the-counter market, the closing price shall be determined by the closing price on the national securities exchange, unless transactions on such exchange and in the over-the-counter market are jointly reported on a consolidated reporting system in which case the closing price shall be determined by reference to such consolidated reporting system. If the Common Stock is not listed for trading on a national securities exchange and is not regularly traded in the over-the-counter market, then the Committee shall determine the fair market value of the Common Stock from all relevant available facts which may include opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

          (d)  Terms of Options. Terms of Options granted under the Plan shall
               ----------------
commence on the date the Option is granted and shall expire 10 years from the date the Option is granted. Any Reload Option granted pursuant to Section 5(l) hereof shall expire as of the date of expiration of the original Option with respect to which such Reload Option is granted. No Option shall be granted hereunder after 10 years from the earlier of the date the Plan is approved by the shareholders or is adopted by the Board of Directors.

          (e)  Terms of Exercise. The exercise of an Option may be for less than
               -----------------
the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than the greater of (i) 100 shares or (ii) the total remaining shares of Common Stock subject to such Option. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

                                      -5-
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          (f)  Method of Exercise. All Options granted hereunder shall be
               ------------------
exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by
Section 8(a). The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          (g)  Medium and Time of Payment.
               --------------------------

               (i) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee [or his successors as provided in Section 5(h)(iii)], shall be (A) in cash;
     (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); or (C) by a combination of (A) and (B).

               (ii) If all or part of the Option Price is paid by delivery of shares of the Common Stock, the following conditions shall apply:

                     (A) Such shares shall be valued on the basis of the fair market value of the Common Stock on the date of exercise. Fair market value shall be determined in the manner provided in
               Section 5(c)(ii) (dealing with determining Option Price);

                     (B) If the shares of Common Stock used to pay the Option Price were acquired through an exercise of Options, Optionee must have held such shares of Common Stock for at least 6 months from the date of acquisition .

                     (C) The value of such Common Stock shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash.

               (iii) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax withholding provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and of the income tax laws of the state of the Optionee's residence.

          (h)  Effect of Termination or Death. Except as provided in parts (i),
               ------------------------------
(ii) and (iii) of this subsection, no Option shall be exercisable unless the Optionee thereof shall have been

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a director of the Controlled Group from the date the Option was granted until the date of exercise.

               (i) In the event an Optionee ceases to be a director for any reason other than death or disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of the Option, (b) 3 months after the date the director ceases to be a director. Prior to the earlier of the dates specified in the first sentence of this subsection (5)(h)(i), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination.

               (ii) In the event that an Optionee ceases to be a director due to a disability, as determined by the Committee in its sole discretion, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (a) the expiration date of the Option, or (b) the expiration of 1 year from the date such Optionee ceases to be a director due to disability.

               (iii) In the event of the death of the Optionee while he is a director, or within 3 months (1 year in the case of termination due to disability) after the date on which such Optionee ceases to be a director, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his personal representatives, heirs or legatees at any time prior to the expiration of 1 year from the date of death of such Optionee. Such exercise shall be effected pursuant to the terms of this Section 5 as if such personal representatives, heirs or legatees are named Optionee.

          (i)  Restrictions on Transfer and Exercise of Options. No Option shall
               ------------------------------------------------
be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; and, during the lifetime of an Optionee, the Option shall be exercisable only by him.

          (j)  Holding Period. No Option granted hereunder may be exercised
               --------------
within the 6-month period immediately following the date of grant (as described in Section 5(a) hereof).

          (k)  Rights as a Shareholder. An Optionee shall have no rights as a
               -----------------------
shareholder with respect to shares covered by his Option until the date of issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Section 6, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

          (l)  Reload Options. All Options shall be accompanied by a "Reload
               --------------
Option". A Reload Option shall be an Option that is granted (i) to an Optionee who pays for exercise of all or part of an Option with shares of the Common Stock pursuant to subsection 5(g) hereof, (ii) for the same number of shares as is exchanged in payment for the exercise of such Option; (iii) as of the date of such payment, and (iv) subject to all of the same terms and conditions as such Option; provided, the Option Price for shares subject to the Reload Option shall be determined pursuant to Section 5(c) hereof on the basis of the fair market value of such shares on the date the Reload Option is granted. In addition, an Optionee who pays for exercise of a Reload Option with shares of the Common Stock is entitled to a successive Reload Option. In no event shall the term of any Reload Option extend beyond the original term of the Option with respect to which such Reload Option was granted.

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          (m)  Miscellaneous Provisions. In the event of any conflict between
               ------------------------
the provisions of an Option Agreement and the Plan, the Plan shall control.

          (n)  No Obligation to Exercise Option. The granting of an Option shall
               --------------------------------
impose no obligation upon the Optionee to exercise such Option.

     6.   Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (a)  Recapitalization. In the event that the outstanding shares of the
               ----------------
Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

               (i) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

               (ii) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

               (iii) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

          (b)  Reorganization. Subject to any required action by the
               --------------
     shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock which does not result in a Change in Control (as defined in Section 7 hereof) of the Company or acquisition of the assets of the Company, and if the agreement memorializing such reorganization so provides, any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Options would have been entitled. If such agreement does not so provide, then any or all Options granted hereunder shall terminate after giving at least 30 days' prior written notice to the Optionees to whom such Options have been granted.

          (c)  Dissolution and Liquidation. If the Board adopts a plan of
               ---------------------------
     dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least 10 days prior to its effective date.

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          (d)  Limits on Adjustments. Any issuance by the Company of stock of
               ---------------------
     any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Section 6. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Section 6 shall be conclusive.

     7.   Change in Control.
          -----------------

          (a)  Definition of Change in Control. For purposes of the Plan, a
               -------------------------------
"Change in Control" shall mean the occurrence of any one of the events described in this Section 7(a). For purposes of this Section 7, the terms used in this Section with an initial capital letter shall have the meanings set forth in
Section 7(b) unless otherwise defined in the Plan.

               (i) The acquisition by a Person (including Affiliates and Associates of such Person, but excluding the Company, any Subsidiary of the Company, or any employee benefit plan of the Company or of any Subsidiary of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities, or recapitalization of or involving the Company or any Subsidiary of the Company, to constitute the Person the actual or beneficial owner of 20 percent or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board;

               (ii) Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any Subsidiary of the Company to a Person described in subsection (i) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board; or

               (iii) During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

          (b) The following definitions shall apply in determining when a Change in Control has occurred:

               (i) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act as in effect on the effective date of the Plan.

               (ii) "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

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               (iii) "Person" shall mean any individual, organization,
     corporation, partnership or other entity.

               (iv) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

     8.   Employee's Agreement and Securities Registration.
          ------------------------------------------------

          (a)  Agreement. If such action is necessary or desirable, no Options
               ---------
shall be granted to any Optionee, unless, at the time of grant, such Optionee
(i) represents and warrants that he will acquire the stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the stock. If, at the time of the exercise of any Option paid in whole or in part in shares of Common Stock, it is necessary or desirable, in the opinion of counsel for the Company, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee represent and warrant that he is purchasing or acquiring the Common Stock for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of such shares, the Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement in good faith, the Company shall not be bound by the exercise of the Option. All certificates issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     These shares are held by an "affiliate" of the Company (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act")). Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred, except (i) pursuant to an effective registration statement under the 1933 Act and any applicable securities laws or regulations of any state (the "State Securities Acts") with respect to such shares, (ii) in accordance with said Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the 1933 Act or any applicable State Securities Acts or any rules or regulations thereunder. Any attempted transfer of the certificate representing these shares which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee of such shares be recognized as the owner thereof by the Company.

If the Common Stock is held by an Optionee who is not an affiliate, as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an affiliate, the Committee, in its discretion, may dispense with or authorize the removal of the restrictive legend set forth above.

          (b)  Registration. In the event that the Company in its sole
               ------------
discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities acts, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In the event the shares of Common Stock of the Company shall be listed on any national stock exchange at the time of the exercise of any Option, the Company shall make prompt application for the listing of the shares of Common Stock to be issued on such stock exchange of such shares, at the sole expense of the Company.

     9.   Effective Date; Amendment and Termination of the Plan.
          -----------------------------------------------------

          (a)  Effective Date. The Plan shall be effective as of January 1,
               --------------
1993, and no Options shall be granted hereunder prior to said date; provided, adoption of the Plan shall be approved by the holders of a majority of the voting power of the outstanding shares of the Common Stock not later than the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant of an Option hereunder, or (ii) 12 months after the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.
-- ------

          (b)  Amendment and Termination. In the event the Board shall determine
               -------------------------
that the Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures that, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination. Notwithstanding the above provisions, no such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees, nor may any such change in the Plan be made without the prior approval of the holders of a majority of the outstanding Common Stock if such shareholder approval is required under Rule 16b-3 promulgated under Section 16 of the 1934 Act or any other applicable law or regulation. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting at the meeting. In any event, amendments to the Plan may not be made more than once every six months, unless necessary to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or any rules or regulations issued thereunder.

     10.  Application of Funds.
          --------------------

          The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.  Notices.
          -------

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

          All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     12.  Term of Plan.
          ------------

          Subject to the terms of Section 9(b), the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

                                      -12-